                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------
                       FOR CERTAIN MERKERT STOCKHOLDERS
                       --------------------------------

     REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of August 18, 1999, by and among Merkert American Corporation, a Delaware corporation (the "Company"), and each of the holders named on the signature pages hereto (collectively, the "Holders" and each individually, a "Holder"). This Agreement supersedes and replaces in its entirety the Registration Rights Agreement dated as of May 18, 1998 by and among the Company, Gerald R. Leonard, Monroe & Company, LLC, JLM Management, LLC, Robert Doehler, Joseph T. Casey, Edward P. Grace, III, James Philipkosky, Sandra Monroe, Sean P. Spaulding and Jo-Anne Collins (the "1998 Registration Rights Agreement").

     The parties hereby agree as follows:

     Section 1.     Definitions.
                    -----------

     As used in this Agreement, the following terms shall have the following meanings:

     "Business Day" means any day other than a day on which banks are authorized
      ------------
or required to be closed in the State of New York.

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Common Shares" means the 1,602,263 shares of Common Stock held by the
      -------------
Holders as of the date of this Agreement, together with any shares of Common Stock or any other class of capital stock of the Company received in respect of such shares, by stock split, stock dividend, exchange, recapitalization, reclassification or otherwise, together with any other shares of Common Stock held by the holders during the term of this Agreement.

     "Common Stock" means the common stock, par value $.01 per share, of the
      ------------
Company and the restricted common stock, par value $.01 per share, of the Company.

     "Company" has the meaning set forth in the preamble and shall include the
      -------
Company's successors by merger, acquisition, reorganization or otherwise.

     "Controlling Persons" has the meaning set forth in Section 8(a).
      -------------------

     "Damages" has the meaning set forth in Section 8(a).
      -------

     "Demand Registration Statement" has the meaning set forth in Section 2(a).
      -----------------------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "Holder" has the meaning set forth in the preamble and shall include any
      ------
assignee, successor or transferee in accordance with the provisions of Section 11(c) hereof.

     "Initiating Holders" shall have the meaning set forth in Section 2(a).
      ------------------

     "Merkert Agreement" means the Registration Rights Agreement dated as of
      -----------------
December 18, 1998 by and among the Company and the former stockholders of Merkert Enterprises, Inc., a Massachusetts corporation.

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "Prospectus" means the prospectus included in any Registration Statement
      ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and by all other amendments and supplements to the prospectus, including post-effective amendments, and in each case including all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "Registrable Securities" means the Common Shares except for (i) Common
      ----------------------
Shares the sale of which is covered by a Registration Statement that has been declared effective under the Securities Act and (ii) Common Shares which cease to be outstanding.

     "Registration Expenses" has the meaning set forth in Section 6.
      ---------------------

     "Registration Statement" means any registration statement of the Company
      ----------------------
that covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Requesting Holder" means any Holder requesting registration of Registrable
      -----------------
Securities pursuant to Section 2 or Section 3 hereof.

     "Richmont Agreement" means the Registration Rights Agreement dated as of
      ------------------
the date of this Agreement by and among the Company and the former stockholders of Richmont Marketing Specialists Inc., a Delaware corporation.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "Selling Stockholders" has the meaning set forth in Section 2(a).
      --------------------

     "Suspension Notice" has the meaning set forth in Section 5.
      -----------------

     "Suspension Period" has the meaning set forth in Section 5.
      -----------------


     Section 2.     Demand Registrations.
                    --------------------

     (a) On any two (2) occasions after the date of this Agreement, subject to the conditions set forth in this Agreement, including without limitation the conditions set forth in Section 2(b) below, one or more Holders holding at least forty percent (40%) of the Registrable Securities then held by all Holders may request (the "Initiating Holders") that the Company cause to be filed with the Commission and cause to become effective a registration statement (a "Demand Registration Statement") under the Securities Act relating to the sale by such Holders of their Registrable Securities in accordance with the terms hereof. Upon receipt of any such request, the Company shall give written notice of such proposed registration to all Holders of Registrable Securities. Such Holders shall have the right, by giving written notice to the Company within fifteen
(15) business days after such notice referred to in the preceding sentence has been given by the Company, to elect to have included in the Demand Registration Statement such of their Registrable Securities as each Holder may request in such notice of election. Thereupon, the Company shall as soon as practicable thereafter cause such Demand Registration Statement to be filed and declared effective by the Commission for all Registrable Securities which the Company has been requested to register. The Company shall in no event be obligated to effect under this Section 2 more than two (2) demand registrations. If the managing underwriter of an underwritten offering with respect to which registration has been requested by any Holder pursuant to this Section 2 has advised the Company that, in such underwriter's good faith judgment, the number of securities to be sold in such offering by the Company and persons other than the Company (collectively, "Selling Stockholders") is greater than the number which can be offered without adversely affecting such offering, then the Company may reduce the number of securities to be included in such offering to a number deemed satisfactory by the managing underwriter, provided, however, that the
                                                 --------  -------
securities to be excluded shall be determined in the following order of priority: first, securities held by any Selling Stockholder not having contractual, incidental registration rights; second, securities held by any Selling Stockholder (not including the Holders) participating in such offering pursuant to the exercise of contractual piggyback registration rights (other than pursuant to the Merkert Agreement or the Richmont Agreement), as determined on a pro rata basis (based upon the aggregate number of securities held by such Selling Stockholders); third, securities the Company proposes to sell and other securities of the Company included in such registration; fourth, securities held by (i) any Selling Stockholder participating in such offering pursuant to the exercise of piggyback registration rights under the Merkert Agreement or the Richmont Agreement and (ii) any Holder participating in such registration pursuant to the exercise of the demand registration rights set forth in this Section 2, as determined on a pro rata basis (based upon the aggregate number of securities held by such Selling Stockholders and such Holders).

     (b) If a requested registration pursuant to this Section 2 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Holders of at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested.

     Section  3.    Piggy-back Registrations.
                    ------------------------

     (a) If at any time or times after the date hereof the Company shall determine to register under the Securities Act any shares of Common Stock (other than in connection with a registration on Form S-4 or S-8 (or then equivalent forms) or a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall promptly give written notice of such proposed registration to the Holders (but in no event less than thirty (30) days prior to the anticipated effective date of the registration statement). If within twenty (20) days after the receipt of such notice the Company receives a written request from any Holder for the inclusion in such registration of some or all of the Registrable Securities held by such Holder (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall use all commercially reasonable efforts to cause such Registrable Securities to be included in such registration on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. The Company may withdraw a registration under this Section 3 at any time prior to the time it becomes effective, provided that the Company shall give prompt notice of such withdrawal to the Holders which requested to be included in such registration.

     (b) Notwithstanding the foregoing, if counsel to the Company determines that the form of Registration Statement for any such registration by the Company does not permit the registration of Registrable Securities, such counsel shall deliver to the Holders an opinion stating (i) that such form does not permit the registration of Registrable Securities and (ii) that the use of a form permitting the registration of Registrable Securities would not be commercially feasible. Such opinion shall be delivered to the Holders no less than thirty
(30) days prior to the anticipated effective date of the Registration Statement and the Company shall not be obligated to register Registrable Securities of any Holder in such Registration Statement pursuant to this Section 3.

     (c) In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include a Holder's Registrable Securities in the underwritten offering unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. If the managing underwriter of an underwritten offering with respect to which registration has been requested by any Holder pursuant to this Section 3 has advised the Company in writing that, in such underwriter's good faith judgment, the number of securities to be sold in such offering by Selling Stockholders is greater than the number which can be offered without adversely affecting such offering, then the Company may reduce the number of securities to be included in such offering for the accounts of Selling Stockholders (including the Holders) to a number deemed satisfactory by the managing underwriter, provided, however,
                                                             --------  -------
that the securities to be excluded shall be determined in the following order of priority: first, securities held by any Selling Stockholder not having contractual, incidental registration rights; and second, securities held by any Selling Stockholder (including the Holders) participating in such offering pursuant to the exercise of contractual piggyback registration rights and in the case of the Richmont Agreement, pursuant to the exercise of demand registration rights, as determined on a pro rata basis (based upon the aggregate number of securities held by such Selling Stockholders).

     (d) Each Holder hereby agrees that such Holder may not participate in any underwritten offering hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in the underwriting arrangements for such offering, and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of the underwriting arrangements.


     Section 4.     Registration Procedures.
                    -----------------------

     In connection with the obligations of the Company to register Registrable Securities pursuant to the terms and conditions of this Agreement:

         (a) The Company shall, as expeditiously as possible, prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which form shall comply as to form in all materials respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith; provided, however, that in the case of a Registration Statement filed
     --------  -------
     pursuant to Section 2 hereof, that the form of such Registration Statement shall be reasonably acceptable to the Holders of more than 50% of the Registrable Securities to be so registered;

         (b) The Company shall (i) prepare and file with the Commission such amendments and post-effective amendments to any Registration Statement as may be necessary to keep such Registration Statement effective until the earlier of (A) one hundred eighty (180) days following the effectiveness of such Registration Statement; provided, however, that such 180-day period shall be extended by the number of days for which any Suspension Period is in effect during the effectiveness of such

     Registration Statement, or (B) the completion of the proposed offering of Registrable Securities pursuant to such Registration Statement, (ii) cause the prospectus included in such Registration Statement to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act and (iii) comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement. A registration requested pursuant to Section 2 shall not be deemed to have been effected (and therefore not requested for purposes of
     Section 2) (i) unless a Registration Statement with respect thereto has become effective, provided that a registration which does not become
                       --------
     effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders;

          (c) The Company shall furnish to any Holder, without charge, such number of conformed copies of any Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, as such Holder may reasonably request in order to facilitate the sale of such Holder's Registrable Securities;

          (d) The Company shall use its best reasonable efforts to register or qualify the Registrable Securities covered by any Registration Statement under such other securities or "blue sky" laws of such states of the United States as any Holder or underwritter reasonably requests; provided,
                                                               --------
     however, that the Company shall not be required (i) to qualify generally to
     -------
     do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) to file any general consent to service of process, or (iii) to subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation;

          (e) The Company shall promptly notify each Holder of the happening of any event which makes any statement made in any Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly following expiration of any Suspension Period, the Company shall prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) The Company shall use its best reasonable efforts to prevent the issuance of any order suspending the effectiveness of any Registration Statement, and, if one is issued, the Company shall use its best reasonable efforts to obtain the withdrawal of such order as promptly as practicable;

          (g) the Company shall use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (h) the Company shall furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller, such Requesting Holder and the underwriters, if any, of:

              (X) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

              (Y) a "comfort" letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter), dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter of like kind dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedure" letter, such modifications or deletions as may be required under Statement on Auditing Standards No. 35) and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller or such Requesting Holder (or the underwriters, if any) may reasonably request;

          (i) the Company shall notify the Holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

               (V) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

               (W) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

               (X) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

               (Y) if at any time the representations and warranties of the Company made as contemplated by this Agreement cease to be true and correct; and

               (Z) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (j) the Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first day of the Company's first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each such seller and each Requesting Holder at least five (5) business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

          (k) the Company shall provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

          (l) the Company shall enter into such agreements and take such other actions as sellers of such Registrable Securities holding more than 50% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (m) the Company shall use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed; and

          (n) the Company shall use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration statement.

     The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the Holders of at least a majority of the Registrable Securities covered by such registration statement or the underwriter or underwriters, if any, shall reasonably object, provided that the Company may
                                                  --------
file such document in a form required by law or upon the advice of its counsel.

     Section 5.  Suspension Period.
                 -----------------

     Each Holder, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 4(e) or of any event which, in the Company's reasonable business judgment and good faith judgment, could become such an event, shall immediately discontinue disposition of the Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(e) (the period from the date on which such Holder receives a Suspension Notice to the date on which such Holder receives copies of the supplemented or amended Prospectus is referred to herein as the "Suspension Period"). If so directed by the Company, each Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.
In the event that the Company shall give any Suspension Notice, the Company shall use commercially reasonable efforts and take such actions as are reasonably necessary to end the Suspension Period as promptly as practicable.


     Section 6.  Registration Expenses.
                 ---------------------

     Subject to the proviso below, any and all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation Commission and securities exchange registration and filing fees, reasonable fees and expenses of one legal counsel for the Holders, fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, printing expenses, fees and expenses incurred in connection with the listing of the Registrable Securities and fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company; provided,
                                                                      --------
however, that Registration Expenses shall not include (a) underwriting discounts
-------
and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities or (b) any fees or expenses of any counsel, accountants or other persons retained or employed by the Holders (other than the fees and expenses of one legal counsel as provided above).

     Section 7.     Underwritten Offerings
                    ----------------------

     (a)  Requested Underwritten Offerings.  If requested by the underwriters
          --------------------------------
for any underwritten offering by Holders of Registrable Securities pursuant to a registration requested under Section 2, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such Holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities. The Holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein
                                           --------
contained shall diminish the foregoing obligations of the Company. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in writing furnished by such Holder expressly for use in such registration statement or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation beyond or inconsistent with the provisions of this Agreement.

     (b)  Incidental Underwritten Offerings. If the Company at any time proposes
          ---------------------------------
to register any of its securities under the Securities Act as contemplated by
Section 3 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Holder of Registrable Securities as provided in Section 3, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by such underwriters. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation beyond or inconsistent with the terms of this Agreement.

      (c) Holdback Agreements.
          -------------------

          (i) Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities, if and to the extent so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any securities of the Company, during the 7 days prior to and the 90 days after any underwritten registration pursuant to Section 2 or 3 has become effective, except as part of such underwritten registration, whether or not such Holder participates in such registration, provided that the foregoing restrictions shall not apply with regard to any
     --------
     entity controlled by James L. Monroe in a distribution of Registrable Securities to its partners or members or to the transfer to any affiliate of such entity or to any other transferee in a private transaction not requiring registration under the Securities Act, or to any bona fide pledge of such Registrable Securities, provided that such affiliate or other transferee and/or lender or creditor acknowledges in writing that it is bound by the provisions of this Section 7(c). Each Holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 7(c).

          (ii) The Company agrees (X) if so required by the managing underwriter not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to Section 2 or 3 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4, S-8, or any successor or similar forms thereto, and (Y) to cause each holder of its securities purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, gant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of such securities during such period.

     (d)  Participation in Underwritten Offerings.  No Person may participate in
          ---------------------------------------
any underwritten offering hereunder unless such person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and the Holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any Holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such Holder expressly for use in the related registration statement or agreements regarding such Holder, such Holder's registrable Securities and such Holder's intended method of distribution and any other representation required by law or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation beyond or inconsistent with the provisions of this Agreement.

     Section 8.     Indemnification and Contribution.
                    --------------------------------

     (a)  Indemnification by the Company.  The Company agrees to indemnify and
          ------------------------------
hold harmless, to the full extent permitted by law, each Holder, its officers, directors, trustees, employees, agents, successors and assigns and each Person, if any, which controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (collectively, "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any legal or other fees and expenses reasonably incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, "Damages") to which any of them may become subject under the Securities Act or otherwise, insofar as such Damages arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement (including any related preliminary or final Prospectus) pursuant to which Registrable Securities were registered under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Holder expressly for use therein.

     (b)  Indemnification by the Holders.  Each Holder agrees to indemnify and
          ------------------------------
hold harmless, to the full extent permitted by law, the Company, its directors, officers, employees and agents and each Controlling Person of the Company, from and against any and all Damages to which any of them may become subject under the Securities Act or otherwise to the same extent as the foregoing indemnity from the Company to such Holder, but only to the extent such Damages arise out or are based upon any untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by such Holder expressly for use in any Registration Statement. In no event shall the liability of any Holder for indemnification under this Section 8(b) in its capacity as such (and not in such Holder's capacity as an officer or director of the Company) exceed the proceeds received by such Holder from the sale of Registrable Securities under such Registration Statement.

     (c)  Indemnification Procedures.  In case any proceeding (including any
          --------------------------
governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure or delay of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability which it may have pursuant to this Agreement if the indemnifying party is not prejudiced by such failure or delay. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent. No indemnifying party shall, without the prior written consent of any indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

     (d)  Contribution.  To the extent that the indemnification provided for in
          ------------
paragraph (a) or (b) of this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and each Holder on the other, from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Holders, on the other, in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     If indemnification is available under paragraph (a) or (b) of this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative benefits to or relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8(d).

     The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 8(d) were determined by pro rata
                                                                 --- ----
allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Damages referred to in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. In no event shall any Holder be required to contribute an amount under this Section 8(d) in excess of the proceeds received by such Holder from the sale of Registrable Securities under the relevant Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.


     Section 9.     Information Furnished by Holders.
                    --------------------------------

     Each Holder shall furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act and the provisions of this Agreement. Each Holder agrees (a) to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Holder to the Company or of the occurrence of any event, in either case as a result of which any Prospectus contains or would contain an untrue statement of a material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities or omits or would omit to state any material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and (b) to promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that the Prospectus shall not contain, with respect to the Holder or the Holder's intended method of distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     Section 10.    "Most Favored Nations" Election.
                     ------------------------------

     In the event that after the date of this Agreement, but prior to its termination, the Company enters into an agreement with any Holder of shares of its Common Stock whereby such Holder is granted registration rights with respect to such shares (a "Subsequent Agreement"), then the Company shall

     (a) provide each Holder of Registrable Securities a copy of such agreement promptly after its execution, and

     (b) offer each such Holder of Registrable Securities an opportunity to elect to enter into an agreement with the Company whereby such Holder of Registrable Securities, in lieu of its rights hereunder, shall be entitled to the registration rights equivalent to those described in the Subsequent Agreement.

     A Holder of Registrable Securities shall have 20 days after the date on which notice of such event is deemed to have been given by the Company pursuant to the provisions of Section 11(b) of this Agreement, to notify the Company in writing of its election to terminate its rights under this Agreement and, in lieu thereof, to enter into a new agreement containing registration rights equivalent to those contained in the Subsequent Agreement. Such new agreement shall be executed promptly after receipt of such notice by the Company.

     Section 11.    Miscellaneous.
                    -------------

     (a)  Amendments and Waivers.  The provisions of this Agreement, including
          ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of a majority in interest of the Registrable Securities then outstanding.

     (b)  Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid or courier to the parties at their respective addresses set forth on the signature pages hereof (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). All such notices and communications shall be deemed to have been received: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

     (c)  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to received the benefits hereof.

     (d)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e)  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (f)  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

     (g)  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

     (h)  Entire Agreement. This Agreement is intended by the parties as a final
          ----------------
expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (i)  Further Assurances.  Each party shall cooperate and take such action
          ------------------
as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     (j)  Rule 144.  The Company shall timely file any reports required to be
          --------
filed by it under the Securities Act and the Exchange Act to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act pursuant to the exemption provided by Rule 144 under the Securities Act. Upon request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     (k)  Termination of 1998 Registration Rights Agreement.  The Company,
          -------------------------------------------------
Monroe & Company II, LLC and Gerald R. Leonard hereby terminate the 1998 Registration Rights Agreement and agree that none of such parties shall have any further rights or obligations thereunder.

                                 [End of text]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.


                              MERKERT AMERICAN CORPORATION


                              By:______________________________________________
                                 Name:
                                 Title:
                                 Address:  490 Turnpike Street
                                           Canton, MA 02021




                                      _________________________________________
                                      Name: Gerald R. Leonard
                                      Title:

                                      Existing Securities:
                                      -------------------



                                      Class:___________________________________
                                      Number of Shares:________________________

                                      Address:
                                      -------
                                      _________________________________________
                                      _________________________________________

                                      __________________________________________
                                      Name: Monroe & conpany, LLC
                                      Title:

                                      Existing Securities:
                                      -------------------

                                      Class:___________________________________
                                      Number of Shares:________________________

                                      Address:
                                      -------
                                      _________________________________________
                                      _________________________________________

                                      _________________________________________
                                      Name: JLM Management, LLC
                                      Title:

                                      Existing Securities:
                                      -------------------

                                      Class:____________________________________
                                      Number of Shares:_________________________

                                      Address:
                                      -------
                                      _________________________________________
                                      _________________________________________


                                      _________________________________________
                                      Name: Robert Doehler
                                      Title:

                                      Existing Securities:
                                      -------------------

                                      Class:___________________________________
                                      Number of Shares:________________________

                                      Address:
                                      -------
                                      _________________________________________
                                      _________________________________________



                                      _________________________________________
                                      Name: Joseph T. Casey
                                      Title:

                                      Existing Securities:
                                      -------------------

                                      Class:___________________________________
                                      Number of Shares:________________________

                                      Address:
                                      -------
                                      _________________________________________
                                      _________________________________________

                                      _________________________________________
                                      Name: Edward P. Grace, III
                                      Title:

                                      Existing Securities:
                                      -------------------

                                      Class:___________________________________
                                      Number of Shares:________________________

                                      Address:
                                      -------
                                      _________________________________________
                                      _________________________________________


                                      _________________________________________
                                      Name: James Philipkosky
                                      Title:

                                      Existing Securities:
                                      -------------------

                                      Class:___________________________________
                                      Number of Shares:________________________

                                      Address:
                                      -------
                                      _________________________________________
                                      _________________________________________


                                      _________________________________________
                                      Name: Sandra Monroe
                                      Title:

                                      Existing Securities:
                                      -------------------

                                      Class:___________________________________
                                      Number of Shares:________________________

                                      Address:
                                      -------
                                      _________________________________________
                                      _________________________________________

                                      _________________________________________
                                      Name: Sean P. Spaulding
                                      Title:

                                      Existing Securities:
                                      -------------------

                                      Class:___________________________________
                                      Number of Shares:________________________

                                      Address:
                                      -------
                                      _________________________________________
                                      _________________________________________


                                      _________________________________________
                                      Name: Jo-Anne Collins
                                      Title:

                                      Existing Securities:
                                      -------------------

                                      Class:___________________________________
                                      Number of Shares:________________________

                                      Address:
                                      -------
                                      _________________________________________
                                      _________________________________________